April 25, 1997



Greenwich Capital Markets

     Re: Restructure of Aegis Revolving Credit Facility and Purchase of Aegis Auto Receivables Trust
1996-A

     The following are the proposed terms of the restructuring of Aegis Consumer Funding Group, Inc.'s ("Aegis") revolving credit facility with Greenwich Capital Markets ("Greenwich") and the purchase of Aegis Auto Receivables Trust 1996-A
("1996-A"):

1. Aegis has made the indicated deposits in the following trusts:

     Aegis Auto Receivables Trust - 1996-1   $
611,000
     Aegis Auto Receivables Trust - 1996-2
1,124,910
                         Total           $
1,735,910

2.   Aegis will use $1 million of the proceeds of the sale of
convertible debentures to pay-     down the $5 million balance
                                   of the revolving credit
                                   facility.

3.   Aegis will repay $2 million of the balance of the
revolving credit facility proportionately    (pari passu) with
                                             principal payments
                                             made by Aegis on
                                             the total principal
                                             balances of the
                                             convertible
                                             debentures and III
                                             Finance's retained
                                             yield financing (a
                                             total of $41.33
                                             million).  The term
                                             of this loan will be
                                             four (4) years from
                                             the date of closing of
                                             the convertible
                                             debentures.

4.   The approximate balance of $2 million will be completely
subordinated to both the      convertible debentures and III
                              Finance's senior lien on the retained
                              yields.  Interest as specified in #5
                              below will be paid currently.  The
                              term of this loan will be four (4)
                              years from the date of closing of
                              the convertible debentures.

5.   The revolving credit line balance of approximately $4
million (after the pay-down of the      $1 million specified in #2
                                        above) will bear interest at
                                        12% per annum.

6.   In return for each $250 million of auto loan servicing that
Greenwich arranges to be      placed with Aegis, $1 million of the
                              subordinated loan balance specified
                              in #4 above will be treated as a
                              loan balance described in #3 above,
                              i.e., will be pari passu with the
                              convertible debentures with respect
                              to principal payments.
                              Accordingly, if $500 million of
                              auto loan servicing is provided to
                              Aegis, the entire balance of
                              approximately $4 million payable to
                              Greenwich will be treated equally
                              with the owner of the subordinated
                              debentures.



     The conversion of Greenwich's loan from subordinated to pari passu under this paragraph will occur in multiples of $50 million of loan servicing placed by Greenwich.
     Accordingly, for each $50 million of servicing place, $200,000 of the subordinated loan balance will be converted to pari passu status.

7.   For each $250 million of auto loan servicing that
Greenwich arranges to be placed    with Aegis in excess of $500
                                   million, $1 million of the
                                   pari passu loan balance
                                   specified in #5 above will be
                                   treated as senior to the
                                   convertible debentures with
                                   respect to principal
                                   payments.  Accordingly, if
                                   an additional $1 billion of
                                   auto loan servicing is
                                   provided to Aegis (a total of
                                   $1.5 billion), the convertible
                                   debentures will be
                                   completely subordinated to
                                   Greenwich's loan position.
                                   The conversion of
                                   Greenwich's loan from pari
                                   passu to senior under this
                                   paragraph will occur in
                                   multiples of $50 million of
                                   loan servicing placed by
                                   Greenwich in excess of $500
                                   million.  Accordingly, for
                                   each $50 million of
                                   servicing placed in excess of
                                   $500 million, $200,000 of
                                   the pari passu loan balance
                                   will be elevated to senior
                                   status.  Any portion of the
                                   convertible debentures
                                   subordinated to Greenwich's
                                   position under this provision
                                   will continue to be entitled
                                   to current interest payments
                                   at a 12% annual rate.

8.   Further, in return for each $250 million of auto loan
servicing that Greenwich arranges to    be placed with Aegis,
                                        the strike price on
                                        Greenwich's
                                        options/warrants will
                                        reduced by $1.25.
                                        The reduction of the
                                        strike price under this
                                        paragraph will occur
                                        in multiples of $50
                                        million of loan
                                        servicing placed by
                                        Greenwich.
                                        Accordingly, for each
                                        $50 million of
                                        servicing placed, the
                                        strike price will be
                                        reduced by $0.25.
                                        However, irrespective
                                        of the amount of
                                        such servicing
                                        placed, in no event
                                        will the strike price
                                        be reduced below
                                        $4.00.

9. III Finance Ltd., and/or a related entity, will purchase 1996-A at par plus accrued coupon interest. The closing of the purchase of
                                   1996-A will occur
                                   simultaneously with
                                   the closing of Aegis
                                   Auto Receivables
                                   Trust 1997-3, which
                                   is expected to occur
                                   no later than 30 days
                                   after the date of this
                                   document.

Acknowledged and Agreed:

GREENWICH CAPITAL MARKETS



By:

Date:

AEGIS CONSUMER FUNDING GROUP, INC.



By:

Date:


III FINANCE LTD.


By:

Date: